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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported) February 3, 2010

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                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

         000-32695                                         88-0490089
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   Commission File Number                     IRS Employer Identification Number

             62 CECIL STREET, #06-00 TPI BUILDING, SINGAPORE 049710
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

      On February 3, 2010, Colin Binny tendered to the Board of Directors of Amaru, Inc., a Nevada corporation (the "Company") his notice of resignation as the Company's President, Chief Executive Officer and acting Chief Financial Officer. Mr. Binny's resignation is effective as of April 2, 2010. Until such time, he will continue to act as the Company's President, CEO and acting CFO.










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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 12, 2010                         AMARU, INC.


                                                 By: /s/ Colin Binny
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                                                     Colin Binny
                                                     President